Mezzanine Equity	12 Months Ended
Dec. 31, 2021
Manscaped Holdings, LLC [Member]
Mezzanine Equity [Line Items]
Mezzanine Equity

11.    Mezzanine Equity

Series A Preferred Units

As of December 31, 2021, preferred units consisted of the following (carrying amount in thousands):

	Units Authorized	Units Issued and Outstanding	Issuance Price Per Unit	Carrying Amount
Series A-1 preferred units	3,673,228	3,673,228	$0.58	$2,131
Series A-2 preferred units	1,973,106	1,973,106	1.54	3,039
Series A-3 preferred units	3,271,139	3,271,139	7.90	25,767
Series A-4 preferred units	892,857	892,857	11.20	10,000
	9,810,330	9,810,330		$40,937

In February 2020, the Company issued 3,271,139 Series A-3 preferred units to qualified investors for total proceeds of $25.8 million. The Company netted $0.1 million in issuance costs for this Series and recorded net proceeds of $25.8 million. Upon the qualified equity financing event, the Convertible Notes payable, inclusive of accrued interest, were converted to 3,673,228 Series A-1 preferred units and 1,973,106 Series A-2 preferred units. The Series A-1 preferred units had a beneficial conversion feature upon issuance in which the conversion price of the preferred units was less than the fair value. As a result, the entire carrying amount of $2.1 million was recorded to additional paid-in capital in the consolidated balance sheets. As a result of the preferred units being readily convertible into common units at the option of the holders, the discount upon issuance was immediately and fully amortized as a deemed dividend through additional paid-in capital.

In July 2020, the Company issued 892,857 Series A-4 preferred units to qualified investors for total proceeds of approximately $10.0 million. The Series A-1 to A-4 preferred units will be collectively referred to as the “Series A preferred units.”

Significant terms of the Series A preferred units are as follows:

Liquidation Preference — Upon a liquidation, dissolution or winding up (a “Liquidation Event”) or change in control, the holders of the Series A preferred units are entitled to receive the greater of (a) original issue price plus all declared but unpaid dividends, and (b) the amount payable had such shares been converted to common units prior to the Liquidation Event or change in control. As of December 31, 2021, the aggregate liquidation preference for Series A-1 preferred units was $2.1 million, Series A-2 preferred units was $3.0 million, Series A-3 preferred units was $25.8 million, and Series A-4 preferred units was $10.0 million in each case based on outstanding shares as of such date.

Dividends — The holders of Series A preferred units are entitled to receive dividends, when and if declared by the board of directors. Dividends are paid in preference to holders of Company’s common units. No dividends have been declared or paid by Company as of December 31, 2021. Dividends are noncumulative.

Conversion — Series A preferred units are convertible to common units upon the election of a majority of holders of Series A preferred units. In addition, all shares of Series A preferred units are automatically convertible upon closing of the sale of shares of common units to the public with a per share price of two times the original price per common unit, in a firm-commitment underwritten public offering pursuant to an effective registration statement, resulting in at least $50.0 million of gross proceeds for the Company.

Voting Rights — Preferred stock and common stock vote together as one class on an as-converted basis.

Redemption — If the Company undergoes a Liquidation Event, as defined in the Company’s operating agreement, or change of control transactions, the Company will be required to immediately make an offer to repurchase all of the then-outstanding units of Series A preferred unit for cash consideration per share equal to the greater of (i) original issue price plus all declared but unpaid dividends, or (ii) the amount payable had such shares been converted to common units prior to the Liquidation Event or change of control transactions.

Since the redemption of the Series A preferred units is contingently or optionally redeemable, and therefore not certain to occur, the Series A preferred units are not required to be classified as a liability under ASC 480, Distinguishing Liabilities from Equity. The preferred units have been recorded at their issuance date fair value, net of issuance costs. As the Series A preferred units are redeemable in certain circumstances upon the occurrence of an event that is not solely within Manscaped’s control, the Company has classified the Series A preferred units in mezzanine equity in the accompanying consolidated balance sheets. Because the Company’s preferred units are not currently redeemable, the preferred units are presented at their initial carrying amount.